                    COMMODORE ENVIRONMENTAL SERVICES, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

                                           SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP 202656 10 4
THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF $.01 PAR VALUE OF

                    COMMODORE ENVIRONMENTAL SERVICES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid until countersigned and registered by the Transfer
                             Agent and Registrar.
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

                             CERTIFICATE OF STOCK



Dated:


                  SECRETARY                                    PRESIDENT

                    COMMODORE ENVIRONMENTAL SERVICES, INC.
                                CORPORATE SEAL
                                     UTAH


COUNTERSIGNED AND REGISTERED
                       IBJ SCHRODER BANK & TRUST COMPANY
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR
BY


                                                          AUTHORIZED SIGNATURE

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THIS CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS, A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                                UNIF GIFT MIN ACT-..........Custodian..........
TEN ENT -as tenants by the entireties                                            (Cust)            (Minor)
JT TEN  -as joint tenants with right of                                        under Uniform Gifts to Minors
         survivorship and not as tenants                                       Act..........................
         in common                                                                       (State)


    Additional abbreviations may also be used though not in the above list.

  For Value Received,_____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------

                                   ---------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                           CORRESPOND WITH THE NAME AS WRITTEN
                                           UPON THE FACE OF THE CERTIFICATE IN
                                           EVERY PARTICULAR, WITHOUT ALTERATION
                                           OR ENLARGEMENT OR ANY CHANGE
                                           WHATSOEVER